UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 22, 2004

FIRST INDIANA CORPORATION
(Exact name of registrant as specified in its charter)

INDIANA
(State of incorporation or organization)

0-14354
(Commission file number)

35-1692825
(I.R.S. Employer
Identification No.)

135 NORTH PENNSYLVANIA STREET
SUITE 2800
INDIANAPOLIS, INDIANA 46204
(Address of principal executive offices)

(317) 269-1200
(Registrant’s Telephone Number,
Including Area Code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

        On December 22, 2004, First Indiana Corporation (the “Company”) issued restricted stock awards to the following executive officers of the Company and/or First Indiana Bank, N.A., a wholly-owned subsidiary of the Company: Robert H. Warrington - 10,000 shares; Marni McKinney - 5,000 shares; William J. Brunner - 10,000 shares; and David A. Lindsey - 10,000 shares. The restricted shares awarded were granted pursuant to the First Indiana Corporation 2002 Stock Incentive Plan (the “Plan”). The awards are contingent on the continued service of the officer and vest on December 22, 2009.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

10.1	Form of Restricted Stock Agreement with William J. Brunner.

10.2	Form of Restricted Stock Agreement with Robert H. Warrington.

10.3	Form of Restricted Stock Agreement with Marni McKinney.

10.4	Form of Restricted Stock Agreement with David A. Lindsey.

Signatures.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST INDIANA CORPORATION

Date: December 27, 2004	By:	/s/ Robert H. Warrington Robert H. Warrington, President